T. Rowe Price Investment Kit
Everything you need
to invest is enclosed. . .

Equity Income Fund

This income-oriented stock fund offers you:

o    Long-term growth potential

o    Reduced volatility

o    An excellent track record

     o    #1 equity income fund

The fund was ranked #1 of 19 equity income funds by Lipper for the since-inception period (10/31/85) ended 3/31/02.


Fund Overview
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T. Rowe Price
Equity Income Fund (PRFDX)

Fund Overview

Equity Income Fund

Goal and general investment strategy

This no-load fund provides a relatively conservative way to access substantial dividend income and long-term growth potential. It uses a value-oriented strategy to invest in common stocks of established companies that are expected to pay above-average dividends.

The fund's total return consists of capital appreciation and dividend income, which is always a positive component of total return. A further benefit of stocks that pay high dividends is that they tend to be less volatile than those that pay below-average dividends, and may hold up better in falling markets.

Lower                             Moderate                      Higher
--------------------------------------------------------------------------------
                                Risk/Reward
--------------------------------------------------------------------------------
Money Markets           Bonds           Balanced                Stocks


        Lower           Moderate                Higher          Highest
--------------------------------------------------------------------------------
                      Risk/Reward
--------------------------------------------------------------------------------
        Equity Income Fund
--------------------------------------------------------------------------------

Benefits of investing in the fund

o    The capital appreciation potential of stocks

You'll take advantage of the significant growth potential of stocks without incurring the same level of risk of many other stock funds. That's because the fund seeks to invest in established, undervalued companies that have a proven track record of paying dividends-a factor that lessens volatility. And, if as we expect, these portfolio holdings regain favor in the marketplace and their stock prices rise, substantial capital appreciation could result.

o    A positive income stream from dividends

Dividend income is always a positive component of total return. And when dividends are reinvested and compounded, they can help your investment grow even more over time.

o    Potential core holding

Because of the fund's moderate investment strategy, it could serve as a cornerstone for the equity portion of your portfolio.


Risks of investing in the fund

o    Declining stock prices

This fund, as with any investing in common stocks, is subject to a decline in stock prices. And since a portion of fund assets may be invested in fixed-income securities from time to time, capital appreciation potential could be somewhat limited.

o    Investment strategy characteristics

Specific to a value approach is the possibility that the market will not recognize a company's underlying value for an unexpectedly long time.

Risk reduction

Fund holdings-many of which were purchased at relatively low prices-should be less vulnerable to market downturns than stocks purchased at higher prices. Further, our in-house team of analysts screens hundreds of companies in an effort to find the most promising portfolio candidates. In addition, the fund is backed by the innovative investment guidance, objectivity, and experience of T. Rowe Price, one of America's largest investment management firms.

#1
Equity Income
Fund

Fund performance

The measure of the fund's long-term success is reflected below:

o The Equity Income Fund was rated #1 among 19 equity income funds from its 10/31/85 inception through 3/31/02, according to Lipper Inc.*

o Morningstar's Director of Research, Russell Kinnel, states, "If I were looking for dependable, high-quality, low-risk [equity] funds. . . T. Rowe Price Equity Income would be [one of the funds] at the top of my list." (as stated in The New York Times, 4/7/02**)

o Forbes magazine noted "T. Rowe Price value manager Brian Rogers has been one of only a half-dozen domestic equity managers who have outpaced the S&P since 1986. And he's done so with low expenses, low annual turnover, and low-multiple stocks_"(3/4/02)

o    USA Today called this fund "A 2002 Mutual Fund All-Star"*** (3/22/02)


* Based on total return, the fund also ranked #21 of 207, #26 of 137, and #4 of 46 equity income funds for the 1-, 5-, and 10-year periods, respectively. There is no assurance the fund will maintain its #1 ranking.

**   "The Few, The Proud, The Consistent Winners," The New York Times, 4/7/02.

*** Morningstar selected the fund based on one- and five-year returns for the periods ended 3/14/02. Universe included similar funds with long-term managers and above-average returns.


Fund Overview
--------------------------------------------------------------------------------
This chart shows how a hypothetical $10,000 investment in the fund would have handily outperformed the same investment in its Lipper category of comparable funds for the 10-year period ended 3/31/02. Of course, past performance cannot guarantee future results.


How $10,000 invested 3/31/92 would have grown over time
--------------------------------------------------------------------------------
                                   Lipper         Fund-Line            Fund-Area

3/92                               10                   10                   10

3/93                              11.656            11.707               11.707

3/94                              11.972            12.313               12.313

3/95                              13.353            14.316               14.316

3/96                              16.965            18.527               18.527

3/97                              19.517            21.874               21.874

3/98                              26.889            29.799               29.799

3/99                              26.994            29.719               29.719

3/00                              27.785            30.145               30.145

3/01                              28.474            34.139               34.139

3/02                              29.681            37.349               37.349

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Major Holdings as of 3/31/02

Below is a listing of the principal holdings of the Equity Income Fund.

--------------------------------------------------------------------------------
Company                                                    Percent of Assets

ChevronTexaco                                                     2.4

Exxon Mobil                                                       2.4

Honeywell International                                           1.9

BP                                                                1.8

Union Pacific                                                     1.6

Merck                                                             1.5

Bristol-Myers Squibb                                              1.5

Bank One                                                          1.5

International Paper                                               1.4

Wyeth                                                             1.4
--------------------------------------------------------------------------------

As of 3/31/02, the Equity Income Fund had total net assets of $11,154.3 million invested in 114 issues.


9.40%, 11.29%, and 14.08% were the fund's average annual total returns for the 1-, 5-, and 10-year periods ended 3/31/02. Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source of Lipper data: Lipper Inc.

Fund performance shown is as of the most recent calendar quarter at the time of printing. For updated performance information, please visit our Web site or contact a T. Rowe Price representative.

Equity Income Fund
--------------------------------------------------------------------------------

                               Independent Rating
                                      ****

The Equity Income Fund received an Overall Morningstar RatingTM of five stars for its risk-adjusted performance. The fund was rated among 5,094; 3,350; and 947 domestic equity funds for the 3-, 5-, and 10-year periods ended 4/30/02, respectively.*

Here's an excerpted analysis (3/13/02) of the T. Rowe Price Equity Income Fund from Morningstar's Premium Web site. . .

"This fund continues to be one of the most-compelling options in the category.

"You could hardly call T. Rowe Price Equity Income Fund's manager, Brian Rogers, a raging bull. In fact, the value maven says he thinks stocks are still pretty pricey these days, even after two years of price declines for the market.

"[Rogers] loves to buy stocks that he thinks have been unjustly crushed by negative sentiment in the market. One risk of that approach is that it can take a while for some of Rogers' picks to bounce back. . .

"Rogers' style can cause the fund to lag its peers in growth-led years such as 1998 and 1999. In all, however, he has shown a marked ability to pick his spots well. . .He also boasts a wealth of experience, having guided this fund since 1985.

"Investors get access to all that experience on the cheap: The fund's expense ratio is well below the norm for no-load large-value funds. For those seeking a core value holding, we think this remains a very appealing option."
--------------------------------------------------------------------------------

* For each fund with at least a 3-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. Each fund is rated exclusively against U.S.-domiciled domestic equity funds. Morningstar Rating_ is for the retail share class only; other classes may have different performance characteristics. The Equity Income Fund received 4 stars for the 3-, 5-, and 10-year periods.


Fund Profile
--------------------------------------------------------------------------------

April 1, 2002

T. Rowe Price
Equity Income Fund

A stock fund seeking substantial dividend income and long-term capital growth.

     This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-401-4968, or by visiting our Web site at www.troweprice.com.

1.   What is the fund's objective?

     The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

2.   What is the fund's principal investment strategy?

     We will normally invest at least 65% of the fund's total assets in the common stocks of well-established companies paying above-average dividends.

     We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

     In selecting investments, we generally look for companies with the following:

     o    an established operating history;

     o    above-average dividend yield relative to the S&P 500;

     o    low price/earnings ratio relative to the S&P 500;

     o    a sound balance sheet and other positive financial characteristics;
          and

     o low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

     While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

     The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-401-4968.

 3.  What are the main risks of investing in the fund?

     The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     The fund's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

     As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

     As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     o The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4.  How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

 5.  How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


Calendar Year Total Returns

--------------------------------------------------------------------------------
                                                                  EIF

'92                                                             14.13

'93                                                             14.84

'94                                                              4.53

'95                                                             33.35

'96                                                              20.4

'97                                                             28.82

'98                                                              9.23

'99                                                              3.82

'00                                                             13.12

'01                                                              1.64
--------------------------------------------------------------------------------

Average Annual Total Returns

--------------------------------------------------------------------------------
                                                Periods ended 03/31/02

                                  1 year           5 years             10 years
--------------------------------------------------------------------------------

Returns
before taxes                      9.40%              11.29%               14.08%

Returns after taxes
on distributions                  8.13                8.71                11.36

Returns after taxes
on distributions
and sale of fund shares           6.25                8.47                10.77


S&P 500 Stock Index               0.24               10.17                13.26


Lipper Equity Income
Fund Index                        3.91                8.83                11.54
--------------------------------------------------------------------------------

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 6.  What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

Fees and Expenses of the Fund*

--------------------------------------------------------------------------------
         Annual fund operating expenses
         (expenses that are deducted from fund assets)

Management fee                                                   0.57%

Other expenses                                                   0.21%


Total annual fund
operating expenses                                               0.78%
--------------------------------------------------------------------------------

* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

     Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

--------------------------------------------------------------------------------
        1 year             3 years               5 years           10 years

          80                 249                   433                966
--------------------------------------------------------------------------------

 7.  Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Brian C. Rogers manages the fund day to day and has been chairman of its Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

 8.  How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

 9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10.  When will I receive income and capital gain distributions?

     The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

11.  What services are available?

     A wide range, including but not limited to:

     o retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o electronic transfers between fund and bank accounts;

     o automatic investing and automatic exchange;

     o brokerage services; and

     o asset manager accounts.


Advantages of Investing
With T. Rowe Price

"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing nearly $160 billion for more than eight million investors.

To uncover the most promising investment opportunities, we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore. Further, we offer a combination of benefits that few fund companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including the Traditional and Roth IRA, Keogh and SEP plans, 401(k), 403(b), and a variable annuity;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;*

o    tax-advantaged options for saving for college, including 529 plans;

o brokerage** services allowing you to trade individual securities with commission savings via phone or the Internet; and

o    advisory services that provide helpful investment guidance.***

* T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested. **Brokerage services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC. ***Services offered by
     T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these


Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o A combined statement summarizing your T. Rowe Price investments and highlighting each fund account;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering online account information and fund prices, interactive tools and calculators, and prospectuses and reports at www.troweprice.com;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o    Investor Centers located throughout the country;

o    Knowledgeable customer service representatives available to assist you;

o    Easy purchase, exchange, and redemption among funds via phone and computer;
     and

o Self-help guides for investment needs, ranging from retirement to college planning.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.

--------------------------------------------------------------------------------
To open your account:

1. Please read the fund overview and profile that provides additional details including fees, expenses, and risks.

2. Complete the New Account Form and return it in the postpaid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

To receive an IRA application or have any questions answered, call us at 1-800-401-4968. You can also access reports and applications through our Web site at www.troweprice.com.



EQUITY INCOME FUND
--------------------------------------------------------------------------------

T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.


--------------------------------------------------------------------------------
                               Stability
--------------------------------------------------------------------------------
Share Price             Return Potential
Stability
--------------------------------------------------------------------------------

                                                Stability

                                                California Tax-Free Money
                                                Maryland Tax-Free Money
                                                New York Tax-Free Money

                                                Prime Reserve
                                                Summit Cash Reserves1
                                                Summit Municipal Money Market1
                                                Tax-Exempt Money
                                                U.S. Treasury Money
--------------------------------------------------------------------------------
                                     Income
--------------------------------------------------------------------------------

                                                Lower Risk/Return Income

                                                Maryland Short-Term Tax-Free
                                                  Bond
                                                Short-Term Bond
                                                Tax-Free Short-Intermediate
--------------------------------------------------------------------------------

                                                Moderate Risk/Return Income

                                                Florida Intermediate
                                                  Tax-Free
                                                GNMA
                                                New Income
                                                Spectrum Income
                                                Summit GNMA1
                                                Summit Municipal Intermediate1
                                                Tax-Free Intermediate Bond
                                                U.S. Bond Index*
                                                U.S. Treasury Intermediate
--------------------------------------------------------------------------------

                                                Higher Risk/Return Income

                                                CA, GA, MD, NJ, NY, and
                                                  VA Bond Funds
                                                Corporate Income
                                                Emerging Markets Bond
                                                High Yield*
                                                International Bond
                                                Summit Municipal Income1
                                                Tax-Free High Yield
                                                Tax-Free Income
                                                U.S. Treasury Long-Term
--------------------------------------------------------------------------------
                                     growth
--------------------------------------------------------------------------------

                                                Lower Risk/Return Growth

                                                Balanced
                                                Capital Appreciation
                                                Equity Income
                                                Personal Strategy Balanced
                                                Personal Strategy Growth
                                                Personal Strategy Income
                                                Real Estate*
                                                Tax-Efficient Balanced*
                                                Value
--------------------------------------------------------------------------------

                                                Moderate Risk/Return Growth

                                                Blue Chip Growth
                                                Capital Opportunity
                                                Dividend Growth
                                                Equity Index 500*
                                                Global Stock
                                                Growth & Income
                                                Growth Stock
                                                International Equity Index*
                                                International Growth & Income
                                                International Stock
                                                Mid-Cap Value
                                                New Era
                                                Spectrum Growth
                                                Spectrum International
                                                Total Equity Market Index*
--------------------------------------------------------------------------------

                                                Higher Risk/Return Growth

                                                European Stock
                                                Extended Equity Market
                                                  Index*
                                                Financial Services
                                                Health Sciences
                                                Mid-Cap Growth
                                                New America Growth
                                                Small-Cap Stock
                                                Small-Cap Value*2
                                                Tax-Efficient Growth*
                                                Tax-Efficient Multi-Cap Growth*
--------------------------------------------------------------------------------

                                                Highest Risk/Return Growth

                                                Developing Technologies*
                                                Diversified Small-Cap
                                                  Growth*
                                                Emerging Europe & Mediterranean*
                                                Emerging Markets Stock*
                                                Global Technology
                                                International Discovery*2
                                                Japan
                                                Latin America*
                                                Media & Telecommunications
                                                New Asia
                                                New Horizons
                                                Science & Technology
--------------------------------------------------------------------------------

To request a prospectus for any of the above funds, please call 1-800-401-4968. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*Redemption fees may apply. Please see the prospectus for more information.

1$25,000 minimum. 2Closed to new investors.

T. Rowe Price Investment Kit

Equity
Income Fund

To open an account
Investor Services
1-800-401-4968

For fund information
and account transactions
on the Internet
www.troweprice.com

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor        2853 6/02